                                                                   EXHIBIT 10.18

                   STOCK PURCHASE AND RESTRICTION AGREEMENT

          This Stock Purchase and Restriction Agreement is made as of the 28th day of January, 1994, by and among M. Marketta Silvera ("Silvera"), Pilot Network Services, Inc., a California Company (the "Company") and the undersigned holders of the Company's Preferred Stock (the "Investors"). Silvera is an employee, officer and director of the Company.

          In consideration of the mutual covenants set forth herein, intending to be legally bound, the parties hereto agree as follows:

     1.   Certain Definitions.
          -------------------

          a. "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's Preferred Stock.

          b. "Preferred Stock" shall mean the Company's outstanding Series A, Series B and Series C Preferred Stock.

          c. "Purchased Shares" shall mean the Common Stock purchased by Silvera pursuant to Section 2 of this Agreement.

          d. "Silvera Shares" shall mean shares of the Company's Common Stock now owned or subsequently acquired by Silvera.

          e. "Unvested Shares" shall mean the Common Stock owned by Silvera subject to the Company's Repurchase Right as set forth in Section 3 of this Agreement.

     2.   Purchase by Silvera.
          -------------------

          a.   Purchase. Silvera hereby agrees to purchase from the Company, and
               --------
the Company hereby agrees to sell to Silvera, 200,000 shares of Common Stock (the "Purchased Shares") at a purchase price of $.001 per share for a total purchase price of $200 (the "Purchase Price").

          b.   Payment. Concurrently with the execution of this Agreement,
               -------
Silvera shall pay the Purchase Price to the Company either in cash or by check or wire transfer. Silvera shall also deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) and any additional
          ---------
documents required by the Company as a condition for the purchase.

          c.   Delivery of Certificate. The certificate representing the
               -----------------------
Purchased Shares shall be held in escrow by the Company as provided in Section 5 of this Agreement.

          d.   Exemption from Registration. The Purchased Shares have not been
               ---------------------------
registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being issued to Silvera in reliance upon the exemption from such registration.

          e.   Restricted Securities. Silvera hereby confirms that Silvera has
               ---------------------
been informed that the Purchased Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption form such registration is available. Accordingly, Silvera hereby acknowledges that Silvera is prepared to hold the Purchased Shares for an indefinite period and that Silvera is aware that Rule 144 of the SEC issued under the Securities Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the Securities Act. Silvera is aware of the adoption of Rule 144, which permits limited public resale of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Silvera understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not fewer than two years after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of the securities being sold during any three-month period not exceeding specified limitations. Prior to her acquisition of the Purchased Shares, Silvera acquired sufficient knowledge of the Company to reach an informed decision to acquire the Purchased Shares. Silvera has such knowledge and experience in financial and business matters as to make her capable of utilizing such information to evaluate the risks of the prospective investments and to make an informed investment decision. Silvera is able to bear the economic risk of her investment in the Purchased Shares. Silvera agrees not to make, without the prior written consent of the Company, any public offering or sale of the Purchased Shares although permitted to do so under Rule 144(k), until the earlier of the effective date of the Company's initial registered public offering pursuant to the Securities Act or the date the Company becomes a registered company pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

          f.   Restrictive Legends. In order to reflect the restrictions on
               -------------------
disposition of the Purchased Shares pursuant to this Section, the Company shall endorse the stock certificate for the Purchased Shares with the appropriate restrictive legends.

          g.   Shareholder Rights. Unless and until the Company actually
               ------------------
exercises its repurchase rights under Section 3 of this Agreement, Silvera (or any permitted successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, subject to the transfer restrictions set forth below.

          h.   Section 83(b) Election. Silvera understands that under Section 83
               ----------------------
of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the Purchase Price paid for the Purchased Shares and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right set forth in Section 3 below. Silvera understands that she may elect to be taxed at the time the Purchased Shares are acquired hereunder to the extent the fair market value of the Purchased Shares differs from the Purchase Price rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days after the date of purchase hereunder. If the fair market value of the Purchased Shares at the date of purchase equals the Purchase Price paid (and therefore no tax is payable), the election must be made to avoid adverse tax consequences in the future. Silvera understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by Silvera (in the event the fair market value of the Purchased Shares increases after the date of purchase) as the forfeiture restrictions lapse. SILVERA ACKNOWLEDGES THAT IT IS SILVERA'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF SILVERA REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HER BEHALF. SILVERA IS RELYING SOLELY ON HER ADVISOR'S WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

          i.   Transfer Restrictions.
               ---------------------

               (i) Silvera shall not transfer, assign, encumber, or otherwise dispose of any of the Purchased Shares that are subject to the Company's Repurchase Right set forth in Section 3 below, in contravention to any rights of first refusal set forth in Section 4 below, or without first complying with the co-sale provisions set forth in Section 6 below. Such restrictions on transfer, however, shall not apply to a transfer to Silvera's spouse or issue or to a trust for the exclusive benefit of Silvera or her spouse or issue.

               (ii) Each person (other than the Company) to whom Purchased Shares are transferred by one of the permitted means in Subsection i(i) above, must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Company's Repurchase Right, the rights of first refusal and the co-sale rights contained in this Agreement to the same extent such shares would be subject if retained by Silvera.

          j.   Consent to Issuance. Each party to this Agreement hereby agrees
               -------------------
and consents to the terms set forth in Section 2 of this Agreement, including, without limitation, the issuance of the Purchased Shares to Silvera on the terms and for the Purchase Price set forth herein.

     3.   Repurchase Right.
          ----------------

          a.   Grant. The Company is hereby granted the right (the "Repurchase
               -----
Right"), exercisable at any time during the sixty (60) day period following the date Silvera ceases for any reason to be an Employee (as defined below) to the Company to repurchase, at $.001 per share (the "Repurchase Price"), up to 275,000 shares of Common Stock (consisting of the Purchased Shares and 75,000 additional shares of Common Stock owned by Silvera prior to the date hereof (the "Other Shares") which Silvera agrees will be subject to the vesting provisions of Subsection 3(c) (the Purchased Shares and the Other shares to be hereinafter called the "Unvested Shares"). For purposes of this Agreement, Silvera shall be deemed to be an "Employee" of the Company for so long as Silvera renders services to the Company, whether as an officer or employee of the Company.

          b.   Exercise of the Repurchase Right. The Repurchase Right shall be
               --------------------------------
exercisable in regard to the Unvested Shares by written notice delivered to Silvera prior to the expiration of the applicable sixty (60) day period specified in Subsection 3(a). The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares are not in escrow, then Silvera shall, prior to the close of business on the date specified for the repurchase, deliver to the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with Section 5 or from Silvera as herein provided), pay to Silvera in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares that are to be repurchased.

          c.   Termination of the Repurchase Right.
               ------------------------------------

               (i) The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Subsection 3(b). In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Unvested Shares in which Silvera vests in accordance with the schedule below. Accordingly, provided Silvera continues to be a Employee to the Company, Silvera shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Unvested Shares in accordance with the following provisions:

                    (x) Silvera shall not acquire any vested interest in, nor shall the Repurchase Right lapse with respect to, any Unvested Shares during the initial twelve (12) month period measured from January 1, 1994 (the "Vesting Measurement Date").

                    (y) Upon the expiration of the initial twelve (12) month period measured from the Vesting Measurement Date, Silvera shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, that number of Unvested Shares equal to twenty-five percent (25%) of the Unvested Shares.

                    (z)  From and after the expiration of the initial twelve
(12) month period measured from the Vesting Measurement Date, Silvera shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the remaining Unvested Shares in a series of successive monthly installments each equal to two and eight one-hundreds percent (2.08%) of the Unvested Shares.

               (ii) All Unvested Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the rights of refusal of the Company, its assignees and the Investors under Section 4 hereof and (ii) the co-sale provisions contained in Section 5 hereof.

          d.   Fractional Shares. No fractional shares shall be repurchased by
               ----------------
the Company. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting computation provisions of Subsection 3(c)) at the time Silvera ceases to be a Employee, then such fractional share shall be added to any fractional share in which Silvera is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

          e.   Additional Shares or Substituted Securities. In the event of any
               -------------------------------------------
stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Unvested Shares shall be immediately subject to the Repurchase Right, but only to the extent the Unvested Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Unvested Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

          f.   Legend. In addition to the legends which may be required by
               ------
Sections 2, 4 and 6 of this Agreement, all certificates representing Unvested Shares subject to the Company's Right of Repurchase may be endorsed with the following legend (or a similar legend):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY UPON TERMINATION OF EMPLOYMENT WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     4.   Right of First Refusal.
          -----------------------

          a.   Grant. The Company is hereby granted the right of first refusal
               -----
(the "First Refusal Right"), exercisable in connection with any proposed sale or other transfer of any of the Silvera Shares (as defined in Section 1) in which Silvera has vested in accordance with the vesting provisions of Section 3, or to which the provisions of Section 3 are inapplicable. For purposes of this Section 4, the term "transfer" shall include any encumbrance or other disposition for value of the Silvera Shares intended to be made by Silvera, except transfers permitted under Section 2(i) above.

          b.   Notice. In the event Silvera desires to accept a bona fide
               ------
third-party offer for any or all of the Silvera Shares (the shares subject to such offer to be hereinafter called, solely for the purposes of this Section 4, the "Target Shares"), Silvera shall promptly (i) deliver to the Company and each of the Investors written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price, and
(ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offerer would not be in contravention of the provisions set forth elsewhere in this Agreement(including the provisions regarding compliance with federal and state securities laws).

          c.   Exercise of First Refusal Right. The Company (or its assignees)
               -------------------------------
shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Silvera prior to expiration of the thirty (30) day exercise period. If such right is exercised with respect to all of the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of such Target Shares, including payment of the purchase price, not more than ten (10) days after delivery of the Exercise Notice; and at such time Silvera shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Section 5, the certificates for such shares shall automatically be released from escrow and surrendered to the Company for cancellation. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Company's Common Stock.

          Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidence of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Silvera and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Silvera and the Company (or its assignees), or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser or recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Company and Silvera. The closing shall then be held on the latter of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifteenth (15th) day after such cash valuation shall have been made.

          d.   Second Refusal Right. In the event the Company's Exercise Notice
               --------------------
is not given to Silvera within thirty (30) days following the date of the Company's receipt of the Disposition Notice, Silvera, or upon expiration of the thirty (30) day period above, shall promptly deliver to each Investor notice of the availability of the Target Shares for purchase (the "Second Disposition Notice"). Each Investor shall, for a period of fifteen (15) days following receipt of the Second Disposition Notice, have the right to purchase a pro rata portion of the remaining Target Shares specified in the Second Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by a notice (the "Second Exercise Notice") delivered to Silvera prior to expiration of the fifteen (15) day exercise period. If such right is exercised by any Investor with respect to its pro rata portion of the Target Shares specified in the Second Disposition Notice, then each such Investor shall effect the repurchase of such Target Shares, including payment of its pro rata portion of the purchase price, not more than ten (10) days after delivery of the Second Exercise Notice; and at such time Silvera shall deliver to the Investors the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Section 5, the certificates for such shares shall automatically be released from escrow and surrendered to Silvera for transfer. If necessary, the Company agrees to promptly assist Silvera in the exchange of Silvera's existing certificates for new certificates representing different numbers of shares; provided that the total number of shares represented by such surrendered certificates shall not change.

          Should the purchase price specified in the Second Disposition Notice be payable in property other than cash or evidence of indebtedness, the terms set forth in the second paragraph of Subsection 4(c) above shall govern the procedure to be followed by the Investors and Silvera.

          e.    Non-Exercise by Company and Investors. In the event the
                -------------------------------------
Exercise Notice is not given to Silvera within thirty (30) days following the date of the Company's receipt of the Disposition Notice, and the Second Exercise Notice is not given within fifteen (15) days after receipt by the Investors of the Second Disposition Notice, Silvera shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the remaining Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party purchaser than those specified in the Disposition Notices; provided, however, that any such sale or disposition must not be effected in contravention of any state or federal securities laws. To the extent any of the Target Shares are at the time held in escrow under Section 5, the certificates for such shares shall automatically be released from escrow and surrendered to Silvera. The third-party purchaser shall acquire such Target Shares free and clear of all the terms and provisions of this Agreement (including the Company's Repurchase Right under Section 3, the co-sale provisions of Section 6, and the Company's and Investors' refusal rights hereunder). In the event Silvera does not sell or otherwise dispose of the Target Shares within the specified thirty
(30) day period, the refusal rights of the Company and the Investors hereunder shall continue to be applicable to any subsequent disposition of the Target Shares by Silvera until such rights terminate in accordance with Subsection 4(f).

          f.   Recapitalization. In the event of any stock dividend, stock
               ----------------
split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Silvera Shares shall be immediately subject to the Company's and the Investors' refusal rights hereunder, but only to the extent the Silvera Shares are at a time covered by such rights.

          g.   Legend. All certificates representing Silvera Shares subject to
               ------
the refusal rights of this Section may be endorsed with the following legend (or similar legend):

               "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY
               NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR
               IN ANY MANNER DISPOSED OF, EXCEPT IN

               COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY AND OTHER INVESTORS CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     5.   Escrow.
          ------

          a.   Deposit. The certificates for the Unvested Shares shall be
               -------
deposited in escrow with the Company to be held in accordance with the provisions of this Section 5. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A.
                                                                    ---------
The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Subsection 5(c). Upon delivery of the certificates (or other assets and securities) to the Company, Silvera shall be issued an instrument of deposit acknowledging the number of shares (or other assets and securities) delivered in escrow to the Company.

          b.   Recapitalization. All regular cash dividends on Silvera's shares
               ----------------
held in escrow (or other securities at the time held in escrow) shall be paid directly to Silvera and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the escrow shares shall be immediately delivered to the Company to be held in escrow under this Section 5, but only to the extent such shares are at the time subject to the escrow requirements of Subsection 5(a).

          c.    Release/Surrender. The escrowed shares, together with any other
                -----------------
assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

          (i)   Should the Company elect to exercise the Repurchase Right under
Section 3 with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to Silvera, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Repurchase Price for such Unvested Shares, and Silvera shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities).

          (ii) Should the Company or the Investors elect to exercise their refusal rights under Section 4 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall, concurrently with the payment of the purchase price for such Target Shares to Silvera, either (x) be surrendered to the Company for cancellation or
(y) surrendered to Silvera for delivery to the appropriate Investors, as the case may be, and in either case Silvera shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

          (iii) Should the Company and the Investors elect not to exercise their refusal rights under Section 4 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall be surrendered to Silvera for disposition according to the provisions of Section 4.

          (iv) As the interest of Silvera in the Unvested Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Section 3, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to Silvera in accordance with the following schedule:

                (w) The initial release of vested shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12) month period measured from the Vesting Measurement Date.

                (X) Subsequent releases of vested shares (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur twenty-four (24) months after the Vesting Measurement Date.

               (y) Upon Silvera's cessation of Employee status, any escrowed Unvested Shares (or other assets or securities) in which Silvera is at the time vested shall be promptly released from escrow.

               (z) Upon any earlier termination of the Company's Repurchase Right in accordance with the applicable provisions of Section 3, the Unvested Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to Silvera as fully vested shares or other property.

         (V) All Unvested Shares (or other assets or securities) released from escrow in accordance with the provisions of Subsection 5(c) (iv) above shall nevertheless remain subject to (x) the Company's and Investors' refusal rights set forth in Section 4 above, and (y) the co-sale provisions set forth in
Section 6 below.

     6.   Co-Sale Agreement.
          ------------------

          a.   Notice. If Silvera proposes to sell or transfer any Silvera
               ------
Shares (as defined in Section 1) in one or more related transactions, then Silvera shall promptly give written notice (the "Co-Sale Notice") to the Company and to each of the Investors at least thirty (30) days prior to the closing of such sale or transfer. The Co-Sale Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of Silvera Shares to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Subsection 6(i), the Co-Sale Notice shall state under which Subsection of this Agreement the sale or transfer is being made.

          b.   Participation. Each Investor shall have the right, exercisable
               -------------
upon written notice to Silvera within fifteen (15) days after receipt of the Co-Sale Notice, to participate in such sale on the same terms and conditions specified in the Co-Sale Notice. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of Silvera Shares that Silvera may sell in the transaction shall be correspondingly reduced.

          c.   Pro Rata Calculation. Each Investor may sell all or any part of
               --------------------
that number of shares of Common Stock equal to the product obtained by multiplying the aggregate number of Silvera Shares covered by the Co-Sale Notice by a fraction (i) the numerator of which is the number of shares of Common Stock (on an as-converted basis for all Preferred Stock) owned by the Investor at the time of the sale or transfer and (ii) the denominator of which is the total number of shares of Common Stock owned by Silvera and the Investors (on an as-converted basis for all Preferred Stock) at the time of the sale or transfer.

     d.   Additional Participation. If any Investor fails to elect to fully
          ------------------------
participate in Silvera's sale pursuant to this Section 6, Silvera shall give notice of such failure to the Investors who did so elect (the "Participants"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Participants shall have five (5) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this Subsection, a Participant's pro rata share shall be equal to the product obtained by multiplying the number of shares in the unsold portion by a fraction
(i) the numerator of which is the number of shares of Common Stock (on an as-converted basis for all Preferred Stock) held by such Participant and (ii) the denominator of which is the total number of shares of Common Stock held by the Participants (on an as-converted basis for all Preferred Stock) and by Silvera.

     e.   Delivery. Each Participant shall effect its participation in the sale
          --------
by promptly delivering to Silvera for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

          (i) the type and number of shares of Common Stock which such Participant elects to sell; or

          (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Subsection 6(e)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

     f.   Proceeds. The stock certificate or certificates that the Participant
          --------
delivers to Silvera pursuant to Subsection 6(e) shall be transferred to the prospective purchaser in consummation of the sale of the stock pursuant to the terms and conditions specified in the Co-Sale Notice, and Silvera shall concurrently therewith remit to such participant that portion of the sale proceeds to which such participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, Silvera shall not sell to such prospective purchaser or purchasers any Silvera Shares unless and until, simultaneously with such sale, Silvera shall purchase such shares or other securities from such Participant.

     g.   Non-Exclusive Rights. The exercise or non-exercise of the right of the
          --------------------
Participants hereunder to participate in one or more sales of Silvera Shares made by Silvera shall not adversely affect their rights to participate in subsequent sales of Silvera Shares subject to Subsection 6(a).

     h.   Sales by Silvera. If none of the Investors elects to participate in
          ----------------
the sale of the Silvera Shares subject to the Co-Sale Notice, Silvera may, not later than sixty (60) days following delivery to the Company and each of the Investors of the Co-Sale Notice, enter into an agreement providing for the closing of the transfer of the Silvera Shares covered by the Co-Sale Notice within thirty (30) days of such agreement on terms and conditions not more favorable to the transferor than those described in the Co-Sale Notice. Any proposed transfer on terms and conditions more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed transfer of any of the Silvera Shares by Silvera, shall again be subject to the co-sale rights of the Investors and shall require compliance by Silvera with the procedures described in this Section 6.

     i.   Exempt Transfers.
          ----------------

          (i) The provisions of Subsections 6(b) through 6(h) shall not apply to (x) any pledge of Silvera Shares made pursuant to a bona fide loan transaction that creates a mere security interest; (y) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or Silvera; or (z) any bona fide gift; provided that (A) Silvera shall inform the Investors of such pledgee, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Silvera Shares shall remain "Silvera Shares" hereunder, and such pledgee, transferee or donee shall be treated as "Silvera" for purposes of this Agreement.

          (ii) The provisions of Subsections 6(b) to 6(h) shall not apply to the sale of any Silvera Shares (x) to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act of 1933, as amended, or (y) to the Company.

     j.   Prohibited Transfers.
          --------------------

          (i) In the event Silvera should sell any Silvera Shares in contravention of the co-sale rights of the Investors under this Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and Silvera shall be bound by the applicable provisions of such option.

          (ii) In the event of a Prohibited Transfer, each Investor shall have the right to sell to Silvera the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Subsection 6(c) had the Prohibited Transfer hereof been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                (w) The price per share at which the shares are to be sold to Silvera shall be equal to the price per share paid by the purchaser to Silvera in the Prohibited Transfer. Silvera shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under
Section 6.

                (x) Within ninety (90) days after the later of the dates on which the Investor (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to Silvera the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                (y) Silvera shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Subsection 6(j)(ii), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Subsection 6(j)(ii)(w), in cash or by other means acceptable to the Investor.

                (z) Notwithstanding the foregoing, any attempt by Silvera to transfer Silvera Shares in violation of Section 6 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors.

          k.   Legend.  Each certificate representing shares of Common Stock now
               ------
or hereafter owned by Silvera or issued to any person in connection with a transfer pursuant to Section 6(i) hereof may be endorsed with the following legend (or similar legend):

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT BY AND BETWEEN THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

          Silvera agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Subsection 6(k) above to enforce the provisions of this Agreement. The legend shall be removed upon termination of this Agreement.

          1.   Termination. The co-sale rights under this Section 6 shall
               -----------
terminate upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     7.   Holdback. Silvera agrees that if the Company files a registration
          --------
statement in connection with an underwritten public offering, she will not effect any sale or distribution of any Silvera Shares (except pursuant to such registration statement) of the capital stock of the Company during the period requested by the underwriters commencing with the effective date of such registration statement and ending on the close of business on a date not to exceed one hundred and eighty (180) days thereafter or such time as the registration statement is withdrawn, whichever is earlier.

     8.   Miscellaneous.
          -------------

          a.   Conditions to Exercise of Rights. Exercise of the Investors'
               --------------------------------
rights under this Agreement shall be subject to and conditioned upon, and Silvera and the Company shall use their best efforts to assist each Investor in, compliance with all applicable laws.

          b.   Governing Law. This Agreement shall be governed by and construed
               -------------
under the laws of the State of California.

          c.   Amendment. Any provision may be amended and the observance
               ---------
thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Investors, by persons holding more than fifty percent (50%) in interest of the Common Stock (on an as-converted basis) held by the Investors and their assignees, and (iii) as to Silvera, only by Silvera; provided that, each Investor may waive any of its rights hereunder without obtaining the consent of any other Investor. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this Subsection 8(c) shall be binding upon each Investor, its successors and assigns, the Company and Silvera.

          d.   Assignment of Rights. This Agreement and the rights and
               --------------------
obligations of the parties hereunder shall inure to benefit of, and be binding upon, their respective permitted successors, assigns and legal representatives.

          e.   Ownership. Silvera represents and warrants that she is the sole
               ---------
legal and beneficial owner of the shares of Common Stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

          f.   Notices. All notices required or permitted hereunder shall be in
               -------
writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. Notwithstanding the foregoing, the telephone notice permitted by Section 6(d) shall be effective at the time it is given.

          g.   Severability. In the event one or more of the provisions of this
               ------------
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          h.   Attorneys' Fees.  In the event that any dispute among the parties
               ---------------
to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover form the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys, which shall include, without limitation, all fees, costs and expenses of appeals.

          i.   Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          j.   Entire Agreement. This Agreement, the Exhibits hereto, and the
               ----------------
other documents required to be delivered pursuant hereto constitute the entire understanding and agreement between the parties with regard to the specific subject matter hereof and no party shall be liable or bound by any representation, warranty, covenant or agreement except as specifically set forth herein. Any previous agreement (whether written, oral or implied) among the parties relative to the specific subject matter hereof is superseded by this Agreement.


          The foregoing Agreement is hereby executed as of the date first above written.


                              SILVERA:

                              /s/ M. Marketta Silvera
                              -------------------------
                              M. Marketta Silvera

                              Address:  99 Tappan Lane
                                        Orinda, California 94563

                                        THE COMPANY:

                                        PILOT NETWORK SERVICES, INC.,
                                        a CaLifornia corporation


                                        By: /s/ M. Marketta Silvera
                                            --------------------------
                                            M. Marketta Silvera
                                            President

                                        Address:  1000 Marina Village Parkway
                                                  Suite 100
                                                  Alameda, CA    94501
                                                  Attn: M. Marketta Silvera


                                        THE INVESTORS:

                                        EL DORADO VENTURES III, L.P.,
                                        a California limited partnership

                                        By: E1 Dorado Venture Partners III,
                                            a California general partnership


                                        By: ________________________
                                            Shanda Bahles,
                                            General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles


                                        EL DORADO TECHNOLOGY IV, L.P.,
                                        a California limited partnership

                                        By: E1 Dorado Venture Partners III,
                                            a California general partnership

                                        By: ________________________
                                            Shanda Bahles,
                                            General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles

                                        THE COMPANY:

                                        PILOT NETWORK SERVICES, INC.,
                                        a California corporation

                                        By: _________________________
                                            M. Marketta Silvera
                                            President

                                        Address:  1000 Marina Village Parkway
                                                  Suite 100
                                                  Alameda, CA    94501
                                                  Attn: M. Marketta Silvera


                                        THE INVESTORS:

                                        EL DORADO VENTURES III, L.P.,
                                        a California limited partnership

                                        By:  E1 Dorado Venture Partners III,
                                             a California general partnership

                                        By: /s/ Shanda Bahles
                                            ------------------------
                                            Shanda Bahles,
                                            General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles


                                        EL DORADO TECHNOLOGY IV, L.P.,
                                        a California limited partnership

                                        By:  E1 Dorado Venture Partners III,
                                             a California general partnership

                                        By: /s/ Shanda Bahles
                                            ------------------------
                                            Shanda Bahles,
                                            General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles

                                        EL DORADO C&L FUND, L.P.,
                                        a California limited partnership

                                        By:  E1 Dorado Venture Partners III,
                                             a California general partnership

                                        By: /s/ Shanda Bahles
                                           --------------------------
                                           Shanda Bahles,
                                           General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles


                                        _____________________________
                                        William B. Elmore

                                        Address:  6 Tevis Place
                                                  Palo Alto, California 94306


                                        _____________________________
                                        Jeffrey T. Webber

                                        Address:  R.B. Webber & Company
                                                  1717 Embarcadero Road
                                                  Suite 2000
                                                  Palo Alto, California 94303


Consent of Spouse:
------------------

I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions, including that if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either of us or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Investors by the seller. In addition, I am aware of the Repurchase Right held by the Company and the Company's and Investors' refusal rights in the Agreement. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of, or violate, the Agreement.

                                        _____________________________
                                        [Silvera's spouse]

                                        EL DORADO C&L FUND, L.P.,
                                        a California limited partnership

                                        By:  E1 Dorado Venture Partners III,
                                             a California general partnership

                                        By: _________________________
                                            Shanda Bahles,
                                            General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles


                                        /s/ William B. Elmore
                                        -----------------------------
                                        William B. Elmore


                                        Address:  6 Tevis Place
                                                  Palo Alto, California 94306


                                        _____________________________
                                        Jeffrey T. Webber

                                        Address:  R.B. Webber & Company
                                                  1717 Embarcadero Road
                                                  Suite 2000
                                                  Palo Alto, California 94303


Consent of Spouse:
------------------

I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions, including that if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either of us or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Investors by the seller. In addition, I am aware of the Repurchase Right held by the Company and the Company's and Investors' refusal rights in the Agreement. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of, or violate, the Agreement.

                                        _____________________________
                                        [Silvera's spouse]

                                        EL DORADO C&L FUND, L.P.,
                                        a California limited partnership

                                        By:  E1 Dorado Venture Partners III,
                                             a California general partnership

                                        By: _________________________
                                            Shanda Bahles,
                                            General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles


                                        _____________________________
                                        William B. Elmore


                                        Address:  6 Tevis Place
                                                  Palo Alto, California 94306


                                        /s/ Jeffrey T. Webber
                                        -----------------------------
                                        Jeffrey T. Webber

                                        Address:  R.B. Webber & Company
                                                  1717 Embarcadero Road
                                                  Suite 2000
                                                  Palo Alto, California 94303


Consent of Spouse:
------------------

I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions, including that if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either of us or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Investors by the seller. In addition, I am aware of the Repurchase Right held by the Company and the Company's and Investors' refusal rights in the Agreement. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of, or violate, the Agreement.

                                        _____________________________
                                        [Silvera's spouse]

                                        EL DORADO C&L FUND, L.P.,
                                        a California limited partnership

                                        By:  El Dorado Venture Partners III,
                                             a California general partnership

                                        By: _________________________
                                            Shanda Bahles,
                                            General Partner

                                        Address:  20300 Stevens Creek Blvd.
                                                  Cupertino, California 95014
                                                  Attn: Shanda Bahles


                                        _____________________________
                                        William B. Elmore


                                        Address:  6 Tevis Place
                                                  Palo Alto, California 94306


                                        _____________________________
                                        Jeffrey T. Webber

                                        Address:  R.B. Webber & Company
                                                  1717 Embarcadero Road
                                                  Suite 2000
                                                  Palo Alto, California 94303


Consent of Spouse:
-----------------

I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions, including that if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either of us or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Investors by the seller. In addition, I am aware of the Repurchase Right held by the Company and the Company,s and Investors, refusal rights in the Agreement. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of, or violate, the Agreement.


                                        /s/ L. Ronald Silvera
                                        -----------------------------
                                        [Silvera's spouse]

                                   EXHIBIT A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED I hereby sell, assign and transfer unto Pilot Network Services, Inc., a California corporation (the "Company"), ______________ (______) shares of the Common Stock of the Company standing in my name on the books of the Company represented by Certificate No. _________ herewith and do hereby irrevocably constitute and appoint _________ to transfer such stock on the books of the within named Company with full power of substitution in the premises.

Dated:_______________________


                                        Signature:______________________________

                                        Signature:______________________________

                                   EXHIBIT B

                               REPURCHASE RIGHTS

          This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

          (1)  The person who performed the services is:

               Name: M Marketta Silvera
               Address:
               Taxpayer Ident. No.:
               Taxable Year:  Calendar Year 199_

          (2) The property with respect to which the election is being made is 200,000 shares of the common stock of Pilot Network Services, Inc.

          (3)  The property was issued on January __, 1994.

          (4) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason shareholder's employment with the issuer is terminated. The issuer's repurchase right lapses on ___________, 19__.

          (5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $.001 per share.

          (6)  The amount paid for such property is $.001 per share.

          (7) A copy of this statement was furnished to _________, for whom Employee rendered the service underlying the transfer of property.

          (8)  This statement is executed as of January __, 1994.


__________________________________           ___________________________________
Spouse (if any)                              Employee